SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

BODYTEL SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51633                                             98-0461698

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(Commission File Number)                       (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304

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(Address of Principal Executive Offices)     (Zip Code)

(702)448-5628

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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 22, 2007, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Benny Lee – President, CEO, Principal Financial Officer and Director

The Director resigning has stated in his resignation letter that his resignation does not in any way imply or infer that there are any disputes or disagreements relating to the Company’s operations, policies or practices.

The following individual has been appointed by to our Board of Directors, effective March 22, 2007:

Name                   Position
Stefan Schraps

              President, Chief Executive Officer, Chief Financial Officer and Director

Mr. Schraps has held senior level operations management positions in a variety of organizations including; over 10 years in IT and IT security organizations. Previously he served as the Director of Operations for a globally acting IT company which developed products for the Telecommunication market. Schraps holds a Diploma in Business from the University of Hanover, Germany and a Bachelor of Business Administration from Georgia Southern University, Georgia.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to a resolution of the Registrant’s board of directors, the registrant has changed its fiscal year end to February 28, 2007.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On March 28, 2007, the Registrant issued a press release announcing that its subsidiary has applied for a patent on their technology, a copy of the Press Release is attached as Exhibit 99.1.

On April 3, 2007, the Registrant issued a press release announcing that they will be presenting their technology at the AACE show in Seattle, a copy of the Press Release is attached as Exhibit 99.2.

The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated March 28 and April 3, 2007, a copy of which is attached hereto as Exhibits 99.1 and 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                  Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated March 28, 2007

Exhibit 99.2

     Press Release of Registrant dated April 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BodyTel Scientific Inc.

By: /s/ Stefan Schraps

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        President and CEO

Date:  April 13, 2007